Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey J. Fox, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this report on Form 10-K/A of Willamette Valley Vineyards, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Willamette Valley Vineyards, Inc.

Date: January 25, 2010

By:	/s/ Jeffrey J. Fox
Name:	Jeffrey J. Fox
Title:	Chief Financial Officer

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